UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2021

Gene Biotherapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33635	27-007587
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

11230 Sorrento Valley Road, Suite 220

San Diego, California 92122

(Address of Principal Executive Offices) (Zip Code)

(858) 414-1477

(Registrant’s Telephone Number, Including Area Code)

(Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	CRXM	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 4.01 Changes in Registrant’s Certifying Accountant

(a) Dismissal of Previous Independent Registered Public Accounting Firm

On August 2, 2021, the Audit Committee (the “Audit Committee”) of our Board of Directors (the “Board”) dismissed Marcum LLP as our independent registered public accounting firm. Marcum LLP had served as our independent registered public accounting firm since 2012.

Marcum LLP’s most recent reports on our consolidated financial statements for the years ended December 31, 2019, 2018 and 2017 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle, except that the reports were qualified on the basis of the substantial doubt about the Company’s ability to continue as a going concern.

During our two most recent fiscal years ended December 31, 2020 and 2019 and the subsequent interim period through August 2, 2021, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) between us and Marcum LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Marcum LLP, would have caused Marcum LLP to make reference thereto in its reports on our consolidated financial statements for such years.

During the two most recent fiscal years ended December 31, 2020 and 2019 and through the subsequent interim period preceding Marcum LLP’s dismissal, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K, except for the material weaknesses in our internal control over financial reporting as of December 31, 2019 previously reported in the annual report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on April 23, 2021. The material weaknesses related to the lack of a sufficient number of personnel with an appropriate level of knowledge and experience in the application of GAAP commensurate with our financial reporting requirements at the time; the lack of sufficient complement of personnel to permit the segregation of duties among personnel with access to accounting and information systems; and our failure to maintain appropriate tax work papers to properly support amounts disclosed in the financial statements.

We provided Marcum LLP with a copy of the disclosure we are making in this report and requested that Marcum LLP furnish us with a copy of its letter addressed to the SEC, pursuant to Item 304(a)(3) of Regulation S-K, stating whether or not Marcum LLP agrees with the statements related to them by us in this report.

(b) Engagement of Independent Registered Public Accounting Firm

On August 2, 2021, the Audit Committee approved the appointment of RAM Associates, LLP (“RAM Associates”) as our new independent registered public accounting firm, effective immediately, to perform independent audit services for the fiscal years ending December 31, 2021 and 2020. RAM Associates has served as the auditor for Nostrum Laboratories, Inc. and its affiliates, which are subsidiaries of Nostrum Pharmaceuticals LLC, our largest shareholder, since 2008.

During the fiscal years ended December 31, 2020 and 2019, and during the subsequent interim period through August 2, 2021, neither we, nor anyone on our behalf, consulted RAM Associates regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to our consolidated financial statements, and no written report or oral advice was provided to us by RAM Associates that was an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 5, 2021	GENE BIOTHERAPEUTICS, INC.

	By:	/s/ Christopher J. Reinhard
Christopher J. Reinhard
Chief Executive Officer

-3-